4Q & FY ‘11 Earnings
4Q & FY 2011 Earnings Presentation
February 23, 2012
Exhibit 99.1

4Q & FY ‘11 Earnings

Note to Investors

 Certain statements contained herein, regarding matters that are not historical facts, are forward-looking statements (as defined in the
 Private Securities Litigation Reform Act of 1995). These include statements regarding management’s intentions, plans, beliefs, expectations or forecasts for the future. Such forward-looking statements are based on UIL Holdings’ expectations and involve risks and uncertainties; consequently, actual results may differ materially from those expressed or implied in the statements. Such risks and uncertainties include, but are not limited to, general economic conditions, legislative and regulatory changes, changes in demand for electricity, gas and other products and services, unanticipated weather conditions, changes in accounting principles, policies or guidelines, and other economic, competitive, governmental, and technological factors affecting the operations, markets, products and services of UIL Holdings’ subsidiaries, The United Illuminating Company, The Southern Connecticut Gas Company, Connecticut
 Natural Gas Corporation and The Berkshire Gas Company. Such risks and uncertainties with respect to UIL Holdings’ recent acquisition of The Southern Connecticut Gas Company, Connecticut Natural Gas Corporation and The Berkshire Gas Company
 include, but are not limited to, the possibility that the expected benefits will not be realized, or will not be realized within the expected time period. The foregoing and other factors are discussed and should be reviewed in UIL Holdings’ most recent Annual Report on
 Form 10-K and other subsequent periodic filings with the Securities and Exchange Commission. Forward-looking statements included herein speak only as of the date hereof and UIL Holdings undertakes no obligation to revise or update such statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events or circumstances.
James Torgerson
President and Chief Executive Officer
Richard Nicholas
Executive Vice President and Chief Financial Officer

4Q & FY ‘11 Earnings
2011 Accomplishments/Milestones
✓ Successful integration of gas companies, electric company and UIL
✓ Implemented growth strategy for natural gas heating conversions

 ▪ Converted approximately 8,300 customers in 2011 - 22% above the 2010 level
✓ GenConn Middletown became operational

 ▪ GenConn Devon & GenConn Middletown are now fully operational and operating in the ISO-New England markets

✓ Invested in Connecticut portion of New England East West Solution projects
 ▪ $10.9 million through February 2012
 ❑ Remaining deposits expected over a period of three to five years
✓ Continued success in executing on 10-year capital expenditure plan -
 driving long-term earnings growth

✓ Settled all pending issues with the Connecticut Public Utilities Regulatory
 Authority relating to the Connecticut gas companies’ rate case appeals

UIL HOLDINGS CORPORATION

Operational
$2.3
IUSA Corporate
Costs $2.7
Legal
$1.1
IT
$1.1
Corp Services
$1.2
HR $1.6
Finance
$1.6

4Q & FY ‘11 Earnings
UIL Integration
❑ Substantially exited Transitional Services Agreement in Fall of 2011
❑ In the process of converting Connecticut gas companies’ customer information systems to a single UIL platform

Realizing savings of $11.6M in 2012,
compared to Iberdrola USA’s (IUSA) $23M
of allocated corporate overheads, support
costs and shared services in 2009
$M

4Q & FY ‘11 Earnings
4Q & FY 2011 Earnings Highlights
❑ Consolidated net income in 2011 of $99.7M, an increase of $44.8M compared to 2010
 ▪ Full year of net income from gas operations
 ▪ Earnings from UI’s equity investment in GenConn
 ▪ Absence of after-tax acquisition related costs, which occurred in 2010
 ▪ Includes $0.07 per share negative impact on earnings from bonus depreciation
❑ 4Q ‘11 consolidated earnings of $21.3M, a $10.8M increase compared to
 4Q ‘10
 ▪ Full quarter of earnings from gas operations compared to 6 weeks of earnings in 2010
 ▪ Earnings from UI’s equity investment in GenConn
 ▪ Absence of after-tax acquisition related costs, which occurred in 2010

4Q & FY ‘11 Earnings
Gas Conversions
❑ 2011 conversions - 22% increase over 2010 levels
 ▪ Converted approximately 8,300 in 2011 compared to 6,800 additions in 2010
❑ Consumer interest in converting remains strong
 ▪ Financing options have been expanded to assist customers with up-front conversion costs
 ▪ Natural gas supply prices are low and projected to remain low for the foreseeable future
 ▪ Delivered natural gas price for heating customers is approximately half the cost of heating oil on an equivalent basis
❑ 2012 goal is to convert approximately 10,200 customers to natural gas heat, a 50% increase over 2010 levels of 6,800 additions
 ▪ Target is to convert 30,000-35,000 gas heating customers for the period 2011-
 2013
❑ Each new residential customer is anticipated to generate approximately
 $280-$315 of distribution net operating income annually

4Q & FY ‘11 Earnings
State Regulatory Update

GenConn 2012 Revenue Requirement
Utility Company Storm Response
❑ Investigation of Public Service Companies’
 response to 2011 Storms (DN 11-09-09)
 ▪ Hearings for Electric - April 23rd through May
 4th
 ▪ Draft decision expected 6/12/12, final decision
 expected 6/27/12
❑ Final decision on 12/21/11 approved 2012
 revenue requirement of $76.6M (DN 11-07-12)
Renewable Energy
❑ On 1/18/12, UI filed proposal with PURA
 outlining framework for approval of UI’s
 renewable connections program under which
 UI would develop up to 10MW of renewable
 generation for recovery on a cost of service
 basis
UI Electric Distribution Rate Case
❑ Evaluating timing of distribution rate case to
 reflect significant investments in distribution
 infrastructure
Berkshire Gas Rate Plan
❑ 10-yr rate plan expired on 1/31/12
❑ Evaluating options
Other
❑ Anna Ficeto, current director of PURA, was
 nominated by Governor Malloy to serve as a
 judge on the CT Superior Court

4Q & FY ‘11 Earnings
Legislative Update
❑ Post-Storm Investigations
 ▪ A panel formed by CT Governor Malloy issued its report on 1/9/12; areas of focus:
 ❑ Utility preparedness, tree trimming and infrastructure hardening
 ❑ Communications and information sharing
 ❑ Municipal matters such as preparedness, road safety and shelter operations
❑ Legislative session began February 8th (ends May 8th)
 ▪ Governor’s Bill No. 23 referred to the Committee on Energy & Technology - An Act
 Enhancing Emergency Preparedness and Response
 ❑ Seeks to establish minimum standards of performance for utilities in emergency preparation &
 restoration
 ❑ Requires an RFP for micro-grid pilots
 ▪ Expansion of gas infrastructure and conversions is a UIL strategic legislative priority

4Q & FY ‘11 Earnings
FERC-Related Developments
FERC Order 1000:
❑ Issued by FERC on July 21, 2011. Includes
 provisions related to:
 ▪ Incorporating public policy into transmission planning
 ▪ Transmission cost allocation
 ▪ Limitation on right of first refusal
 ▪ Inter-regional transmission coordination
Potentially enhances UIL’s ability to
 participate in renewable transmission
❑ Initial review indicates that New England is
 already compliant with many of the
 requirements …
 ▪ But, stakeholders will need to reach consensus on
 some, e.g. incorporation of public policy
 ▪ Initial stakeholder discussions have begun

Challenge to Regional Base ROE:
❑ “206” Complaint filed by multiple
 state governmental parties on
 September 30, 2011
 ▪ Claimed that New England TO’s base
 ROE is too high
❑ Multiple New England TOs
 (including UI) filed a response on
 October 20, 2011
 ▪ Demonstrates that ROE is at an
 appropriate level
❑ Multiple responses to responses
 filed through remainder of 2011
❑ FERC will decide, but date of
 decision uncertain

4Q & FY ‘11 Earnings
Economic Update
❑ Connecticut gained 600 jobs in December - recovering slowly(1)
❑ Seasonally adjusted unemployment rates as of December 2011(2)
 ▪ CT - 8.2%
 ▪ MA - 6.8%
 ▪ National - 8.3% (as of January 2012)
❑ Unemployment rates in the largest cities in our service areas(2)
 ▪ Bridgeport - 7.8%
 ▪ New Haven - 8.7%
 ▪ Hartford - 8.4%
(1) Data Core Partners LLC
(2) U.S. Bureau of Labor Statistics

UIL HOLDINGS CORPORATION

4Q & FY '11 Financial Results by Business

Net Income ($M)

$25
$20
$15
$10
$5
$0
($5)
($10)
($15)
$2.7
$1.1
$8.1
$8.8
($0.4)
($1.4)
$10.4
$8.5
$14.1
$12.9
($3.2)
($10.9)
$21.3
$10.5
Electric distribution, CTA, GenConn & other
Electric transmission
Corporate
Net Income, excl. acquisition & transition related
Gas distribution
Acquisition & transition related, incl. interest expense
Total Net Income
2011
2010

$120
$100
$80
$60
$40
$20
$0
($20)
($40)
$37.6
$35.5
$31.3
$28.3
($0.3)
($2.5)
$68.6
$61.3
$43.8
$12.9
($12.7)
($19.3)
$99.7
$54.9
Electric distribution, CTA, GenConn & other
Electric transmission
Corporate
Net Income, excl. acquisition & transition related
Gas distribution
Acquisition & transition related, incl. interest expense
Total Net Income

4Q & FY ‘11 Earnings

4Q ‘11 vs. 4Q ‘10
FY ‘11 vs. FY ‘10

UIL

UIL HOLDINGS CORPORATION

GenConn energy

Southern Connecticut Gas
Service First!

CNG

berkshire gas

UIL

4Q & FY ‘11 Earnings

4Q & FY 2011 Financial Results - Details

Electric distribution, CTA, GenConn & Other
❑ 6% increase in ‘11 net income over ‘10; $1.6M increase in net income quarter-over-quarter
 ▪ GenConn contributed to UIL pre-tax earnings of $11.3M & $3.1M for the full-year and 4Q ‘11, respectively
❑ Average D & CTA ROE as of 12/31/11: 8.74%
Electric transmission
❑ 11% increase in ‘11 net income over ’10; 8% decrease in net income quarter-over-quarter
 ▪ Both the full year & 4Q ‘11 were favorably impacted by an increase in the allowance for funds used during construction due to an increased CWIP balance and earnings on deposits made in NEEWS
 ▪ The absence of effective income tax rate adjustments, which occurred in the 4Q ’10, more than offset the earnings increase in 4Q ‘11
❑ 2011 weighted average ROE of 12.4%
Gas distribution
❑ 2011 income of $43.8M, 4Q ’11 net income of $14.1M, compared to $12.9M for the 6 weeks following the acquisition in mid-November ‘10
 ▪ The negative impact of warmer than normal weather for the full-year & 4Q ’11 was partially offset by weather insurance
 ▪ Heating degree days were less than normal by an average of 6.9% & 16.7% for the full-year & 4Q ‘11, respectively
❑ Recovered pre-tax earnings of $2.2M of carrying charges related to the settlement of the gas companies’ rate cases
❑ Preliminary average ROEs as of 12/31/11: SCG 6.70% -6.90%, CNG 9.20% -9.40%
Corporate
❑ 2011 after-tax costs of $13M compared to $21.8M in ‘10; 4Q ‘11 after-tax costs of $3.6M compared to $12.3M in 4Q ‘10
❑ Decrease for the year and the quarter was primarily due to the absence in 2011 of after-tax acquisition related costs incurred in 2010, partially offset by the interest expense related to the
 October ‘10 issuance of $450M of public debt
 ▪ In 2011, interest expense on the $450M of public debt was $12.7M and $3.2M for the full-year and 4Q ‘11, respectively, compared to acquisition related expenses of $19.3M and $10.9M for the full-year and 4Q’10, respectively

UIL HOLDINGS CORPORATION

Debt Maturities, Liquidity & Credit Ratings

Debt Maturities ($M)

$120
$100
$80
$60
$40
$20
$0
$7
$104
*
$42
$7
2012
2013
2014
UI Pollution Control Bonds
SCG, CNG & Berkshire

* *Completed 2/1/12*

Available Liquidity

$ Millions	12/31/2011
Cash	$36
Existing credit facilities	$400
Borrowings under credit facility	$235
Outstanding letters of credit	$4
Available Liquidity	$197

Amounts may not add due to rounding.

Credit Ratings

Issuer	S&P	Moody's
UIL Holdings	BBB (Stable)	Baa3 (Stable)
United Illuminating	BBB (Stable)	Baa2 (Stable)
SCG	BBB (Stable)	Baa2 (Stable)
CNG	BBB (Stable)	Baa1 (Stable)
Berkshire	BBB (Stable)	Baa2 (Stable)

13 4Q & FY '11 Earnings

Credit Ratings

UIL
UIL HOLDINGS CORPORATION

	2011 Actual		2012P	
Electric Distribution	$	170	$	150
Electric Transmission	$	60	$	69
Total UI	**$**	**230**	**$**	**219**
Gas Distribution	$	61	$	76
UIL Corporate	$	24	$	41
Total UIL Capital	**$**	**315**	**$**	**335**

4Q & FY ‘11 Earnings
2012 CapEx Update ($M)

❑ Identified projects with clear need
❑ IT-related shared services projects are in UIL Corporate
Amounts may not add due to rounding.

UIL HOLDINGS CORPORATION

Category	Approximate Net Income[2]	EPS - diluted[3]
Electric distribution, CTA & other	$43 - $51	$0.85 - $1.00
Electric transmission	$26 - $31	$0.52 - $0.62
Total UI[1]	**$71 - $81**	**$1.40 - $1.60**
Gas distribution	$38 - $46	$0.75 - $0.90
UIL Corporate	($14) - ($13)	($0.27) - ($0.25)
Total UIL[1]	**$102 - $112**	**$2.00 - $2.20**

(1) Expectations are not expected to be additive

(2) Rounded to the nearest million

(3) Assumes approximately 51.1 million average shares outstanding

4Q & FY ‘11 Earnings
2012 Earnings Expectations

Current Assumptions
❑ Regulated businesses are expected to earn the allowed return on an aggregate basis
❑ Integration savings of $11.6M in 2012, compared to Iberdrola USA’s (IUSA) $23M of allocated corporate overheads, support costs and shared services in 2009
❑ 2012 goal is to convert approximately 10,200 customers to natural gas heat, a 50% increase over 2010 levels of approximately 6,800 additions
❑ CTA earnings are expected to decline by $0.04 per diluted share, as rate base continues to be amortized
❑ Bonus depreciation is expected to have a negative impact on earnings of $0.12 per share, an additional $0.05 per share, compared to 2011
❑ Execution of capital expenditure plan at each of our regulated businesses
❑ Continued focus on management of O&M expense at each of our regulated businesses

4Q & FY ‘11 Earnings
Closing Remarks
❑ Successful completion of integration of gas companies, electric company and
 UIL
❑ Earn allowed returns
❑ Focus on natural gas conversions expansion
❑ Continue to manage O&M expenses
❑ Identified capital expenditures with a clear need
 ▪ Executing on plan - realizing rate base growth
❑ Commitment to investment grade credit profile
❑ Consistent history of dividend payments
❑ Continue to seek out Transmission opportunities in our service territory and beyond
❑ Based on current plans, expect no need for external equity at least through
 2013

4Q & FY ‘11 Earnings
Q&A

4Q & FY ‘11 Earnings
Appendix

UIL
UIL HOLDINGS CORPORATION

	Quarter Ended December 31, 2011	Quarter Ended December 31, 2010	Quarter Ended December 31, Difference	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, Difference
Net Income (Loss) ($M)						
Electric distribution, CTA and Other	$ 2.7	$ 1.1	$ 1.6	$ 37.6	$ 35.5	$ 2.1
Electric transmission	8.1	8.8	(0.7)	31.3	28.3	3.0
Total UI Net Income	**$ 10.8**	**$ 9.9**	**$ 0.9**	**$ 68.9**	**$ 63.8**	**$ 5.1**
Corporate excl. acquisition & transition related expenses	(0.4)	(1.4)	1.0	(0.3)	(2.5)	2.2
Net Income excl. acquisition & transition related expenses	10.4	8.5	**$ 1.9**	**$ 68.6**	**$ 61.3**	**$ 7.3**
Gas distribution	14.1	12.9	1.2	43.8	12.9	30.9
Acquisition & transition related expenses	(3.2)	(10.9)	7.7	(12.7)	(19.3)	6.6
Total Net Income	**$ 21.3**	**$ 10.5**	**$ 10.8**	**$ 99.7**	**$ 54.9**	**$ 44.8**
Average Shares Outstanding - Dilutive	51.0	50.9		50.9	36.1	
Earnings per Share						
Electric distribution, CTA and Other	$ 0.05	$ 0.02	$ 0.03	$ 0.74	$ 0.98	$ (0.24)
Electric transmission	0.16	0.17	(0.01)	0.61	0.78	(0.17)
Total UI	**$ 0.21**	**$ 0.19**	**$ 0.02**	**$ 1.35**	**$ 1.76**	**$ (0.41)**
Corporate excl. acquisition & transition related expenses	(0.01)	(0.03)	0.02	(0.01)	(0.07)	0.06
EPS excl. acquisition & transition related expenses	$ 0.20	$ 0.16	$ 0.04	$ 1.34	$ 1.69	$ (0.35)
Gas distribution	0.28	0.25	0.03	0.86	0.36	0.50
Acquisition & transition related expenses	(0.06)	(0.21)	0.15	(0.25)	(0.53)	0.28
Total EPS - Dilutive	**$ 0.42**	**$ 0.20**	**$ 0.22**	**$ 1.95**	**$ 1.52**	**$ 0.43**
EPS excl. acquisition & transition related activities						
Net Income excl. acquisition & transition related activities	$ 0.20	$ 0.16	$ 0.04	$ 1.34	$ 1.69	$ (0.35)
September 2010 equity issuance	0.14	0.12	0.02	0.90	0.33	0.57
EPS excl. acquisition & transition related activities and September 2010 equity issuance	**$ 0.34**	**$ 0.28**	**$ 0.06**	**$ 2.24**	**$ 2.02**	**$ 0.22**

4Q & FY ‘11 Earnings
2011 Financial Results - Details

This table has been presented for illustrative purposes only and is not necessarily indicative of results of operations that would have been achieved had the acquisition not taken place.

UIL HOLDINGS CORPORATION

$M

	2012P	2013P	2014P	2015P	2016P	2017-2021P	Total 2012-2021P
Electric Distribution	$ 150	$ 125	$ 110	$ 113	$ 109	$ 574	$ 1,181
Electric Transmission	$ 69	$ 64	$ 55	$ 130	$ 86	$ 169	$ 573
Total UI	**$ 219**	**$ 190**	**$ 165**	**$ 243**	**$ 195**	**$ 743**	**$ 1,754**
Gas Distribution	$ 76	$ 85	$ 106	$ 103	$ 97	$ 495	$ 962
UIL Corporate	$ 41	$ 30	$ 14	$ 10	$ 12	$ 60	$ 167
Total UIL Capital	**$ 335**	**$ 305**	**$ 285**	**$ 356**	**$ 304**	**$ 1,298**	**$ 2,883**

4Q & FY ‘11 Earnings
UIL 2012-2021 Capital Expenditure Forecast*

❑ Identified projects with clear need
❑ Full 10-yr forecast for Gas Distribution CapEx
❑ IT-related shared services projects are in UIL Corporate
* 10-yr Capex forecast will be updated in the Fall of 2012
Amounts may not add due to rounding.

UIL HOLDINGS CORPORATION

$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$50
$882
$459
$671
$11
$913
$499
$813
$957
$532
$899
$1,002
$556
$976
$1,036
$654
$1,042
2012P
2013P
2014P
2015P
2016P
Electric Distribution
Electric Transmission
Gas Distribution
CTA

UI's 50% Share ($M)	2012P	2013P	2014P	2015P	2016P
Avg. GenConn Rate Base	$ 183	$ 174	$ 165	$ 157	$ 149
Avg. GenConn Equity Rate Base	$ 93	$ 88	$ 84	$ 79	$ 75

4Q & FY ‘11 Earnings
2012-2016 Average Rate Base Forecast
GenConn Equity Investments:
Rate Base $M (Excluding GenConn Equity Investments):
$2,062
$2,235
$2,388
$2,535
$2,731
1%
41%
22%
36%
40%
22%
38%
40%
22%
38%
38%
24%
38%
Amounts may not add due to rounding.

CAGR 7.3%
Gas
Distribution:
4.1%
Electric
Transmission:
9.2%
Electric
Distribution:
11.6%
2%
43%
22%
33%